SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    MARCH 1, 2002
                                                  ------------------------------


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                13-2581181
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(State or other                         (Commission         (IRS Employer
jurisdiction of incorporation           File Number)        Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                              10016
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
                                                        ------------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  On March 1, 2002, Fab Industries, Inc. announced its Board of Directors' approval of a plan to pursue a sale of its business in the context of a corporate liquidation.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1 Press Release, dated March 1, 2002, entitled "FAB INDUSTRIES, INC. ANNOUNCES BOARD APPROVAL OF A PLAN TO PURSUE A SALE OF ITS BUSINESS."

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAB INDUSTRIES, INC.


Dated:  March 4, 2002              By:  /s/ Samson Bitensky
                                        ---------------------------------------
                                        Name:   Samson Bitensky
                                        Title:  Chairman of the Board and
                                                Chief Executive Officer

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                                INDEX TO EXHIBITS


99.1 Press Release, dated March 1, 2002, entitled "FAB INDUSTRIES, INC. ANNOUNCES BOARD APPROVAL OF A PLAN TO PURSUE A SALE OF ITS BUSINESS."